Exhibit 99.1

CONSENT OF INDEPENDENT VALUATION EXPERT

We hereby consent to the reference to our name and the description of our role in the valuation process of any real estate and credit investment assets held by CIM Real Estate Finance Trust, Inc. and its subsidiaries (collectively, the “Company”) referred to in the Current Report on Form 8-K filed on March 27, 2026 and incorporated by reference in the Company’s Registration Statement on Form S-3 (SEC File No. 333-212832).

In giving such consent, we do not thereby admit we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended.

March 27, 2026	/s/ Kroll, LLC
Kroll, LLC